EAGLE CASH TRUST
MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED MARCH 8, 2010
TO THE PROSPECTUS DATED NOVEMBER 1, 2009

Eagle Cash Trust. On February 12, 2010, the Board of Trustees (the “Board”) of Eagle Cash Trust (the “Trust”) approved calling a shareholder meeting to consider approving a plan (“Plan”) to liquidate and terminate the Money Market Fund and the Municipal Money Market Fund (each a “Fund” and, collectively, the “Funds”). The Board approved the Plan, subject to shareholder approval, upon recommendation of Eagle Asset Management, Inc. (“Eagle”), the manager to the Trust. Eagle recommends liquidating and terminating each Fund based on anticipated Fund shareholder redemptions which would reduce each Fund’s size and economies of scale. Eagle does not believe that it can continue to conduct the business and operations of the Funds in an economically efficient manner upon the anticipated redemptions, and that the expense ratio of the Funds would no longer be competitive. As such, the Board concluded that it would be in the best interests of each Fund and their shareholders to liquidate and terminate each Fund. Eagle anticipates that these liquidations will occur at a $1.00 per share net asset value. In addition, Eagle will continue to cap its investment advisory fee and/or reimburse certain of the Funds’ expenses to the extent necessary to maintain a positive yield.

A financial intermediary (the “Intermediary”) whose customers own a substantial majority of the Funds’ shares has advised Eagle that the Intermediary will no longer make available to its customers or support investments in the Funds after July 9, 2010 and that it plans to make available to its customers and support investments in a proprietary class (named the “Eagle Class”) of the JP Morgan Prime Money Market Fund and JP Morgan Tax Free Money Market Fund (the “New Funds”), managed by J.P. Morgan Investment Management, Inc. (“J.P. Morgan”). The Intermediary has advised that its customers may be redeemed from the Funds and reinvested in the New Funds. Eagle and J.P. Morgan will enter into an agreement under which Eagle and its affiliates will be compensated by the New Funds and J.P. Morgan for, among other things, distribution costs, shareholder record-keeping activities, Eagle’s ongoing oversight of the services provided, and the coordination and administration of the funds.

The Plan is subject to shareholder approval. The Board anticipates holding a shareholder meeting on or about August 12, 2010, to seek approval of the Plan. If the Funds’ shareholders approve the Plan, each Fund will liquidate its assets on or about August 27, 2010, (“Liquidation Date”) and distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. Once the distributions are complete, the Funds will terminate.

In anticipation of their liquidation, the Funds will stop accepting purchases or exchanges on July 9, 2010.

The Eagle Family of Funds, including the Funds, plans to make available to its shareholders an exchange option that would permit shareholders to purchase Eagle Class shares of the New Funds. Beginning May 1, 2010, shareholders of any fund in the Eagle Family of Funds may redeem their shares in exchange for shares of the Eagle Class of the New Fund. Shares of the Money Market Fund and Municipal Money Market Fund remaining on the Liquidation Date will be liquidated from the Funds.

As of June 1, 2010, the Funds’ checkwriting feature will be discontinued and the Funds will no longer accept or process checks written against the Funds. Effective June 1, 2010, the “Checkwriting” section on page 7 of the Trust’s prospectus dated November 1, 2009, should be removed in its entirety.

In addition, any existing automated transfer plans, whether established for investment or withdrawal, will be cancelled as of July 9, 2010. Effective July 9, 2010, the “By periodic investment program” and “Systematic withdrawal plan” sections on pages 6 and 7, respectively, of the Trust’s prospectus dated November 1, 2009, should be removed in their entirety.

Shareholders may redeem their shares of the Funds at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with a redemption. You should consult your tax advisor to discuss the Fund’s liquidation and determine its tax consequences.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE